Exhibit 99.1
Sotera Health to Showcase Continued Revenue
Growth and Strategic Value Creation at
44th Annual J.P. Morgan Healthcare Conference
CLEVELAND, OH, January 12, 2026 - Sotera Health Company (“Sotera Health” or the “Company”) (Nasdaq: SHC), a leading global provider of mission-critical end-to-end sterilization solutions, lab testing and advisory services for the healthcare industry, is presenting today at the 44th Annual J.P. Morgan Healthcare Conference. During the presentation, Management will be providing an update on Sotera Health’s business.
“Sotera Health continued its solid growth trajectory in 2025, with revenue expected to surpass $1.16 billion, an increase of at least 5.5% year over year, or 5.0% on a constant-currency basis,” said Chairman and Chief Executive Officer Michael B. Petras, Jr. “This marks over two decades of year-over-year revenue growth, reflecting the durability of our business model, the strength and consistency of our financial profile, and our continued commitment to serve our customers with excellence. We look forward to sharing our full-year results and 2026 outlook on February 24, 2026.”
A live webcast of the presentation, along with accompanying materials, will be available on the Investor Relations section of the Company’s website at Presentation & Events | Sotera Health. A replay will be available within 48 hours following the presentation and will remain archived on the Company's website.
Cautionary Note Regarding Forward-Looking Statements
Unless expressly indicated or the context requires otherwise, the terms “Sotera Health,” “Company,” “we,” “us,” and “our” in this release refer to Sotera Health Company, a Delaware corporation, and, where appropriate, its subsidiaries on a consolidated basis. This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and reflects management’s expectations about future events and the Company’s operating plans and performance and speak only as of the date hereof. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will” and other terms of similar meaning or import in connection with any discussion of future operating, financial or other performance. These forward-looking statements are subject to risks, uncertainties and other factors and actual results may differ materially from those results projected in the statements. These forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition,

9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com

Exhibit 99.1
business, prospects, growth strategy and liquidity. These risks and uncertainties include, but are not limited to, a disruption in the availability or supply of, or increases in the price of, EO, Co-60 or our other direct materials, services and supplies, including as a result of geopolitical instability and/or sanctions against Russia by the United States, Canada, United Kingdom and/or the European Union; fluctuations in foreign currency exchange rates; evolving changes in environmental, health and safety regulations or preferences, and general economic, social and business conditions; health and safety risks associated with the use, storage, transportation and disposal of potentially hazardous materials such as EO and Co-60; the impact and outcome of current and future legal proceedings and liability claims, including litigation related to the use, emissions and releases of EO from our facilities in California, Georgia, Illinois and New Mexico and the possibility that additional claims will be made in the future relating to these or other facilities; our ability to satisfy the conditions for settlement of the EO claims related to our former facility in Willowbrook, Illinois; allegations of our failure to properly perform services and potential product liability claims, recalls, penalties and reputational harm; compliance with the extensive regulatory requirements to which we are subject, the related costs, and any failures to receive or maintain, or delays in receiving, required clearances or approvals; adverse changes in industry trends; competition we face; market conditions and changes, including inflationary trends and the impact of tariffs, that impact our long-term supply contracts with variable price clauses and increase our cost of revenues; business continuity hazards, including supply chain disruptions, the impact of the U.S. federal government shutdown, and other risks associated with our operations; the risks of doing business internationally, including global and regional economic and political instability and compliance with various applicable laws and potentially inconsistent laws and regulations in multiple jurisdictions; our ability to increase capacity at existing facilities, build new facilities in a timely and cost-effective manner and renew leases for our leased facilities; our ability to attract and retain qualified employees; severe health events or environmental events; cybersecurity incidents, unauthorized data disclosures, and our dependence on information technology systems; an inability to pursue strategic transactions, find suitable acquisition targets, or integrate strategic acquisitions into our business successfully; our ability to maintain effective internal control over financial reporting; our reliance on intellectual property to maintain our competitive position and the risk of claims from third parties that we have infringed or misappropriated, or are infringing or misappropriating, their intellectual property rights; our ability to comply with rapidly evolving data privacy and security laws and regulations in various jurisdictions and any ineffective compliance efforts with such laws and regulations; our ability to generate profitability in future periods; impairment charges on our goodwill and other intangible assets with indefinite lives, as well as other long-lived assets and intangible assets with definite lives; the effects of unionization efforts and labor regulations in countries in which we operate; adverse changes to our tax positions in U.S. or non-U.S. jurisdictions or the interpretation and application of U.S. tax legislation or other changes in U.S. or non-U.S. taxation of our operations; and our significant leverage and how this significant leverage

9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com

Exhibit 99.1
could adversely affect our ability to raise additional capital, limit our ability to react to challenges confronting our Company or broader changes in our industry or the economy, limit our flexibility in operating our business through restrictions contained in our debt agreements and/or prevent us from meeting our obligations under our existing and future agreements governing our indebtedness. For additional discussion of these risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, such as its Annual Report on Form 10-K and quarterly reports. We do not undertake any obligation to publicly update or revise these forward-looking statements, except as otherwise required by law.
The Company’s financial statement closing procedures for the three months and year ended December 31, 2025 are not yet complete and, as a result, the financial information above reflects the Company’s preliminary estimates with respect to such results based on information currently available to management. The Company’s actual financial results as of and for the three months and year ended December 31, 2025 may vary materially from these preliminary estimates due to the completion of our financial statement closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months and year ended December 31, 2025 are released. Estimates of financial results are inherently uncertain and we undertake no obligation to update this information.
About Sotera Health
Sotera Health Company is a leading global provider of mission-critical end-to-end sterilization solutions, lab testing and advisory services for the healthcare industry. Sotera Health goes to market through three businesses – Sterigenics®, Nordion® and Nelson Labs®. Sotera Health is committed to its mission, Safeguarding Global Health®.
Updates can be found from time to time on recent developments in matters relevant to investors on the Investor Relations section of the Company’s website at Investor Relations | Sotera Health. For developments related to Ethylene Oxide, updates can be found at Ethylene Oxide | Sotera Health.
Contacts:
Jason Peterson
Vice President, Investor Relations
IR@soterahealth.com
Kristin Gibbs
Chief Marketing Officer
kgibbs@soterahealth.com
Source: Sotera Health Company
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9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com